UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14A
         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential - For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                           PRESTIGE JEWELRY, INC.
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             (Name of Registrant as Specified in its Charter)


                                 REGISTRANT
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

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   (2) Form, Schedule or Registration Statement No.:

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   (3) Filing Party:

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   (4) Date Filed:

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                           PRESTIGE JEWELRY, INC.
-------------------------------------------------------------------------------
                     NOTICE OF MEETING OF STOCKHOLDERS

Dear Stockholders:

     We cordially invite you to attend our Stockholders Meeting to be held on Thursday, September 27, 2001 at 2:00 p.m. (registration will begin at approximately 1:00 p.m.), at 500 North Rainbow, Suite 300, Las Vegas, Nevada 89107. At the meeting we will:

     1. Elect the Board of Directors to serve until the 2002 Annual Meeting of Shareholders;

     2. Vote on an amendment to PJWL's Articles of Incorporation to increase the number of shares of authorized common stock, par value, $0.001 per share, from 20,000,000 shares to 50,000,000 shares; and

     3. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

     Whether or not you plan to attend, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon, and complete, sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of PJWL in street name and decide to attend the Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of PJWL shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the Meeting.

     Stockholders who owned PJWL stock at the close of business on Friday, August 31, 2001 may attend and vote at the meeting. Stockholders are reminded that shares cannot be voted unless the signed proxy card is returned or other arrangements are made to have the shares represented at the meeting.

     We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/Joseph Dzierwa
                              President and CEO


St. Louis, Missouri
August 30, 2001

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                            PRESTIGE JEWELRY, INC.
                          11469 Olive Boulevard, #262
                           St. Louis, Missouri 63141

-------------------------------------------------------------------------------


                             PROXY STATEMENT

                           General Information

     This Proxy Statement is furnished to stockholders of Prestige Jewelry, Inc., a Nevada corporation, in connection with the solicitation by the Board of Directors of the Company of proxies in the accompanying form for use in voting at the Meeting of Stockholders of the Company to be held on September 27, 2001, at 2:00 p.m., Pacific daylight time, at 500 North Rainbow, Suite 300, Las Vegas, Nevada 89107, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Meeting.

                        Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                      Solicitation and Voting Procedures

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

     The close of business on August 31, 2001 has been fixed as the record date for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Meeting.

     As of the close of business on the Record Date, the Company had approximately 5,832,467 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether the stockholders have approved a matter, abstentions have the same effect as negative votes.

           Deadline for Receipt of Stockholder Proposals

     For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2002 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than February 1, 2002. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

     Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company

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not later than February 1, 2002 in order to be considered for inclusion in the Company's proxy  materials for that meeting.


                            PROPOSAL I

                       ELECTION OF DIRECTORS

General
---------

     At the Meeting, a Board of Directors consisting of two directors, will be elected to serve until the next annual meeting of stockholders and until their successor(s) have been duly elected and qualified or until his or her earlier resignation or removal. The Board has selected two nominees. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them in favor of the nominees named below. Holders of shares of Common Stock vote together as a class for the election of directors. If the nominees are unable or decline to serve as directors, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable to or will decline to serve as a director.

     The Board recommends that stockholders vote in favor of the election of the following nominees, to serve as directors of PJWL until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Nominees (1)
---------------

     The names of the nominees, their ages as of August 30, 2001, and certain other information about them are set forth below:

Name of Nominee     Age        Principal Occupation         Director
                                                             Since
----------------    --  ------------------------------      --------

Joseph M.Dzierwa    43  President, CEO and Director of      July 16, 1999
                          Prestige Jewelry, Inc.

Pamela J.Dzierwa    44  Secretary, Treasurer and Director   July 16, 1999
                          of Prestige Jewelry, Inc.


     Joseph M. Dzierwa, President and Director - Mr. Dzierwa has been in the jewelry industry for over 25 years. Beginning in 1974, he entered an apprenticeship with Kinsley and Sons, Inc. in St. Louis, Missouri, as a journey jeweler and diamond setter. After 10 years of service, Mr. Dzierwa accepted a managerial and buyer position with Metro '70, Inc., a jewelry retailer, from 1984 through 1985. From 1985 until 1992, Mr. Dzierwa was employed as a journey jeweler and diamond setter for Kinsley and Sons, Inc. and Glenn Betz and Associates, Inc. In 1992, Mr. Dzierwa became President of Pamjoz, Inc., where he currently performs as a journeyman jeweler and diamond setter.

     Pamela J. Dzierwa, Secretary, Treasurer and Director - With over 15 years of experience in the retail jewelry industry, Mrs. Pamela Dzierwa currently serves as the Secretary and Treasurer of Pamjos, Inc., since 1992. Her responsibilities include performing general office work, maintaining inventory control procedures and tracking accounts payable and accounts receivable. Prior to being employed at Pamjos, Mrs. Dzierwa was working at Metro '70, Inc. Duties there included general office responsibilities, performing purchasing duties, managing the company's books and accounting records and controlled inventory.

Number of Directors
-------------------------


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     PJWL's  Bylaws  authorize the Board  to  fix  the  number  of directors serving on the Board. Since July of 1999, the number of directors has been fixed at two. Each director holds office until the annual meeting of stockholders following the initial election
or   appointment  of  that  director  and  until  that  director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

Director Compensation
----------------------------

     Board members are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board and of Committees of the Board.

     Each employee of PJWL who is also a director of PJWL does not receive any additional compensation for his service on the Board.

Relationships Among Directors Or Executive Officers
------------------------------------------------------

     Joseph Dzierwa and Pamela Dzierwa are married.

                 Security Ownership of Management

     The following table shows how much PJWL Common Stock is owned as of August 30, 2001 by each Director, each executive officer named in the Summary Compensation Table and all Directors and executive officers as a group. As of August 30, 2001, we are not aware of any other stockholders owning 5% or more of PJWL's Common Stock.

          Name              Number of Shares       Percent of
                                 Owned         Outstanding Shares
         -------           ------------------  ------------------
    Joseph M. Dzierwa          2,000,000             34.29%

    Pamela J. Dzierwa          2,000,000             34.29%

                        Executive Compensation

Summary Compensation Table
-------------------------------------

     The following table reports the compensation paid or accrued during the last three fiscal years for the most highly paid PJWL executive officers. The officers of PJWL have agreed to defer compensation until the Company has generated positive cash flows.

                    Summary Compensation Table

                              Annual
                          Compensation               Long-Term Compensation
                       --------------------    --------------------------------
                                    Other                                 All
                                    Annual Restricted                    Other
                                    Compen-  Stock  Securities LTIP      Compen
Name and Principal    Salary Bonus  sation  Awards  Underlying Payouts  -sation
   Position       Year  ($)  ($)     ($)     ($)    Options(#) ($)         ($)

Joseph M.Dzierwa  2001   0    0       0       0        0        0           0

Pamela J.Dzierwa  2001   0    0       0       0        0        0           0



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Section 16(a) Beneficial Ownership Reporting Compliance
------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires PJWL's officers, directors and persons who are the beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than 10% of the Common Stock are required by Commission regulations to furnish PJWL with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to PJWL and certain written representations that no other reports were required, PJWL believes that, during the period from inception to December 31, 2000, all officers, directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) requirements.


                            PROPOSAL II

            AMENDMENT TO THE ARTICLES OF INCORPORATION

Introduction
---------------

     Prestige Jewelry's Articles of Incorporation, as currently in effect (the "Articles"), authorizes PJWL to issue up to 20,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share. The Company seeks approval to amend the Articles in order to increase the number of shares of Common Stock authorized for issuance under the Articles to a total of 50,000,000 shares. If the Amendment is adopted, it will become effective upon the filing of the Amendment with the Nevada Secretary of State.

Purpose of the Proposed Amendment
---------------------------------------------

     The Board of Directors believes that it is in PJWL's and PJWL's stockholders' best interests to authorize the Amendment to the Articles to increase the availability of additional authorized but unissued shares of Common Stock will provide PJWL with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future. Such future activities may include, without limitation, raising equity capital, adopting Employee Stock Plans or making acquisitions through the use of stock. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purposes.

     The Board of Directors believes that the proposed increase in the authorized Common Stock will make a sufficient number of shares available, should PJWL decide to use its shares for one or more of such previously mentioned purposes or otherwise. PJWL reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Possible Effects of the Proposed Amendment
-------------------------------------------------------

     If the stockholders approve the proposed Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of PJWL, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of Common Stock of PJWL are then listed. Under PJWL's Articles, PJWL's stockholders do not have preemptive rights to subscribe to additional securities which may be issued by PJWL, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of PJWL in order to maintain their proportionate ownership of PJWL's Common Stock. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

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     In addition to the corporate purposes discussed above, the proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of PJWL by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of PJWL and our stockholders. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed Amendment may limit the opportunity for PJWL's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting PJWL's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of PJWL's business. However, the Board of Directors is not aware of any attempt to take control of PJWL and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

     Management recommends a vote "FOR" the Amendment to the Articles of Incorporation.


                           OTHER MATTERS

     We do not know of any other matters to be submitted to the stockholders at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


           DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     If you want us to consider including a proposal in our Proxy Statement for our 2002 Annual Meeting of Stockholders you must deliver a copy of your proposal to PJWL's Secretary at our principal executive offices at 11469 Olive Blvd., #262, St. Louis, MO 63141 no later than February 1, 2002.

     If you intend to present a proposal at PJWL's 2002 Annual Meeting, but you do not intend to have it included in our 2002 Proxy Statement, you must deliver a copy of your proposal to PJWL's Secretary at our principal executive offices listed above no later than February 1, 2002 and no earlier than January 1, 2002. If the date of PJWL's 2002 Annual Meeting of Stockholders is more than 30 calendar days before or after the date of our 2001 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the day we publicly announce the date of the 2002 Annual Meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

THE BOARD OF DIRECTORS
Dated: August 30, 2001

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  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                      PRESTIGE JEWELRY, INC.
                    11469 Olive Boulevard, #262
                     St. Louis, Missouri 63141
--------------------------------------------------------------------------

     The undersigned stockholder of Prestige Jewelry, Inc., hereby acknowledges receipt of the Notice of Meeting of Stockholders and Proxy Statement, each dated August 30, 2001, and hereby appoints Joseph M. Dzierwa and Pamela J. Dzierwa or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at PJWL's Meeting of Stockholders to be held on Thursday, September 27, 2001, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on the following matters. The meeting will begin at 2:00 p.m. (registration will begin at 1:00 p.m.) at 500 North Rainbow, Suite 300, Las Vegas, Nevada 89107.

     This proxy will be voted as directed or, if no contrary direction is indicated, will be voted for the election of directors and as said proxies deem advisable on such other matters as may come before the meeting.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 1 AND 2.

1.   ELECTION OF BOARD OF DIRECTORS:

          Name           For       Against    Abstain
       ----------     ---------   ---------  ---------

                        [   ]       [   ]      [   ]


2.   AMENDMENT TO THE ARTICLES OF INCORPORATION:

           For       Against    Abstain
        ---------   ---------  ---------

          [   ]       [   ]      [   ]


(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.  [   ]


--------------------- ---------------------  ---------------------

(Signature)           (Print Name)           (Date)



--------------------- ---------------------  ---------------------
(Signature)           (Print Name)           (Date)


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